Exhibit 21

                              SYMONS INTERNATIONAL
                                  GROUP, INC.
                                  -----------
                                       |
                                       |
             ------100%----------------|-------100%----------------|
             |     (crop insurance)     (nonstandard automobile    |
             |                           insurance)                 |
    IGF Holdings, Inc.                                     GGS Management
    ------------------                                     Holdings, Inc.
             |                                             --------------
             |                                                     |
             |                                                     |
             |                                                     |
    IGF Insurance Company                                 GGS Management, Inc.
    ---------------------                                 --------------------
                                                                   |
                                                                   |
                                                                   |
                              |------------------------------------|
                              |                                    |
                              |                                    |
                       Pafco General                      Superior Insurance
                       Insurance Company                        Company
                       -----------------                        -------
                                                                   |
                                                                   |
                                                                   |
                                             |---------------------------|
                                             |                           |
                                     Superior American        Superior Guaranty
                                     Insurance Company        Insurance Commpany
                                     -----------------        ------------------